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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) -August 15, 2002
                                                          ---------------


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                (Name of Registrant as specified in its charter)



              TEXAS                       000-22007              76-0519693
  (State or other jurisdiction          (Commission           (I.R.S. Employer
 of incorporation or organization)       File No.)           Identification No.)



                              4400 POST OAK PARKWAY
                              HOUSTON, TEXAS 77027
                                 (713) 235-8800
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

         The purpose of this Form 8-K Current Report is to file as an exhibit, a copy of the Company's news release dated August 15, 2002 announcing the Company's proposed sale of its 58% interest in First National Bank of Bay City.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1     --    News Release dated August 15, 2002, announcing the
                        Company's proposed sale of its 58% interest in First
                        National Bank of Bay City.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOUTHWEST BANCORPORATION OF TEXAS, INC.


Date:  August 19,  2002                By: /s/  R. John McWhorter
                                           -------------------------------------
                                           R. John McWhorter
                                           Senior Vice President and Controller

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                                 EXHIBIT INDEX


         99.1     --    News Release dated August 15, 2002, announcing the
                        Company's proposed sale of its 58% interest in First
                        National Bank of Bay City.